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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): MAY 4, 2001
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                        THE HARVEY ENTERTAINMENT COMPANY
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               (Exact name of registrant as specified in charter)


        California                    0-23000                    95-4217605
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)


11835 W. Olympic Boulevard, Suite 550, Los Angeles, California          90064
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code            (310)444-4100
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          (Former Name or Former Address, If Changed Since Last Report)



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     ITEM 5. OTHER EVENTS

          On March 7, 2001, the Registrant entered into an Asset Purchase and Sale Agreement (the "Agreement") by and among the Registrant, and the Registrant's wholly-owned subsidiaries, Harvey Comics, Inc. and BHP Productions, Inc., on the one hand (collectively with the Registrant, the "Company"), and Classic Media, LLC ("Classic"), on the other hand. After the execution of the Agreement, pursuant to the terms thereof, Classic assigned its rights and obligations under the Agreement to its wholly-owned subsidiary, Harvey Entertainment, Inc. ("Purchaser"). As of May 4, 2001, the Company and Purchaser entered into an Amendment to Asset Purchase and Sale Agreement (the "Amendment"); the Amendment was consented to by Classic. Pursuant to the Amendment, the Company and Purchaser agreed, among other things, (i) to increase the purchase price to be paid by Purchaser at the closing of the asset sale transaction from $16,000,000 to $17,000,000, (ii) to increase Purchaser's closing deposit from $1,500,000 to $3,000,000, and (iii) to increase from $350,000 to $1,000,000 the legal fee reimbursement potentially payable by the Company to Purchaser in connection with a termination of the Agreement. In addition, the parties agreed that the receipt of certain third party consents would not be required closing conditions to the asset sale transaction. The Amendment is attached hereto as Exhibit 2.

          On May 9, 2001, the Registrant issued a press release regarding the signing of the Amendment that included a brief summary of the terms thereof. The press release is attached hereto as Exhibit 99.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) and (b) Not applicable.

          (c) The following exhibits are filed as a part of this report:


Exhibit No.         Description of Exhibit
-----------         ----------------------
    2               Amendment to Asset Purchase and Sale Agreement dated as of
                    May 4, 2001 by and among The Harvey Entertainment Company,
                    Harvey Comics, Inc., BHP Productions, Inc. and Harvey
                    Entertainment, Inc., as consented to by Classic Media, LLC

    99              Press Release dated May 9, 2001, regarding the Amendment to
                    Asset Purchase and Sale Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                     THE HARVEY ENTERTAINMENT COMPANY


                                     By: /s/ CAROLINE J. STEWART
                                         -----------------------------------
                                         Caroline J. Stewart, Secretary and
                                         Chief  Financial Officer

Date:    May 9, 2001


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